EXHIBIT 10.28

[***] = CERTAIN INFORMATION HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT NO. 2 TO
LICENSE AGREEMENT

This AMENDMENT NO. 2 (the “Amendment”) is made and entered into as of the date of last signature, by and between Arcus Biosciences, Inc. (“Arcus”), with offices at 3928 Point Eden Way, Hayward, CA 94545, U.S.A., and WuXi Biologics (Cayman) Inc. (“WuXi Biologics”), with an address at Ugland House, Grand Cayman, KY1-1104, Cayman Islands. Arcus and WuXi Biologics may be referred to in this Amendment individually as a “Party” or together as the “Parties.”

WHEREAS, WuXi Biologics and Arcus are parties to the License Agreement dated August 16, 2017, as amended June 27, 2019 (“LICENSE AGREEMENT”);

WHEREAS, the Parties desire to enter into this Amendment for the purpose of amending the biologics CMC exclusivity period;

NOW THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, IT IS HEREBY AGREED AS FOLLOWS:

1.	Section 3.3 of the License Agreement is hereby amended in its entirety as follows:

“3.3Biologic CMC Services

. Subject to the terms of the Biologics Master Services Agreement by and between Arcus Biosciences, Inc. and WuXi Biologics (Hong Kong) Limited effective January 24, 2017, as it may be amended from time to time (the “Biologics MSA”), WuXi shall be Arcus’ exclusive provider of CMC services for biologic development candidates, including but not limited to cell line development, process development, analytical development, manufacturing of toxicology materials, GMP manufacturing, QC testing and stability services for the period running five (5) years from the Effective Date of the License Agreement, all to be carried out under such Biologics MSA.  The Parties shall negotiate any additional terms in good faith and acting reasonably, taking into account terms previously agreed upon by the Parties for such services for other projects.  WuXi shall commit to annual pricing increase of no more than [***] percent ([***]%) in any one calendar year prior to First Commercial Sale and [***] percent ([***]%) in any one calendar year beginning upon First Commercial Sale for all services rendered under this Section 3.3. Promptly after the Effective Date, the Parties shall negotiate in good faith the terms of, and shall seek to enter into, an amendment to the Biologics MSA, which amendment shall provide for (i) WuXi’s exclusive provision of CMC services as contemplated in this Section 3.3 and (ii) Arcus’ obligations to use WuXi as its exclusive provider of CMC services for biologic development candidates to cease upon any termination of the Biologics MSA due to a material breach thereof and/or upon Arcus’ termination of this Agreement pursuant to Sections 10.2.2(a) or 10.2.3 hereof.”

2.	Except as otherwise provided herein, all terms and conditions of the LICENSE AGREEMENT shall remain in effect and unchanged.
3.	This Amendment shall be governed by and construed in accordance with the governing law provision set forth in the LICENSE AGREEMENT.
4.	Any dispute arising from or relating to the subject matter of this Amendment shall be resolved in accordance with the dispute resolution provisions set forth in the LICENSE AGREEMENT.
5.

This Amendment may be executed in counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document. Execution of a facsimile copy (including PDF) shall have the same force and effect as execution of an original, and a facsimile signature shall be deemed an original and valid signature.

[Signature page follows]

IN WITNESS WHEREOF, authorized representatives of the Parties have duly executed this Amendment to be effective as of the last date of signature below.

ARCUS BIOSCIENCES, INC.	WUXI BIOLOGICS (CAYMAN) INC.
By____/s/ Juan C. Jaen____________	By____/s/ Chris Chen________________
Name: Juan C. Jaen Title: President	Name:Chris Chen Title: CEO
Date: 02 March 2020	Date: 26 February 2020

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